SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):        April 20, 2004
                                                        ____________________



Exact Name of Registrant as
  Specified in Its Charter:           CALIFORNIA AMPLIFIER, INC.
                                ___________________________________



          DELAWARE                       0-12182              95-3647070
 _____________________________        ____________           _____________
State or Other Jurisdiction of         Commission           I.R.S. Employer
Incorporation or Organization          File Number         Identification No.




Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________











Item 5.     Other Events and Required FD Disclosure

      On April 21, 2004, California Amplifier, Inc. issued a press release announcing that James E. Ousley had been appointed to its Board of Directors effective April 20, 2004, increasing the number of directors to eight. A copy of the press release is attached as Exhibit 99-1. A copy of the Board of Directors resolution amending the By-laws to provide for a board comprised of no fewer than four and no more than eight directors is attached as Exhibit 99-2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1 Press release of the Registrant dated April 21, 2004 announcing the appointment of James E. Ousley to the Board of Directors of the Registrant.

         99.2 Resolution of the Registrant's Board of Directors amending the By-laws to provide for a board comprised of no fewer than four and no more than eight directors.




                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CALIFORNIA AMPLIFIER, INC.

       April 21, 2004                     /s/ Richard K. Vitelle
_________________________________      _________________________________
           Date                         Richard K. Vitelle
                                        Vice President-Finance
                                        (Principal Financial Officer)